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                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 2
                                      TO
                               LICENSE AGREEMENT

     This AMENDMENT NO. 2 TO LICENSE AGREEMENT ("Amendment No. 2") dated November 30, 1999 is by and between David R. Mortenson & Associates, a Texas general partnership ("Grantor"), and Gentry Resources, Inc., a Nevada corporation ("Licensee").

     WHEREAS, Grantor and Licensee are parties to that certain License Agreement (the "License Agreement") dated April 28, 1999, granting Licensee an exclusive private label license for the Biocatalyst and Biomas products for, sewage and waste water remediation in Alabama, Arkansas, Louisiana and Mississippi; and

     WHEREAS, Grantor and Licensee are parties to that certain Amendment No. 1 to License Agreement ("Amendment No. 1") dated May 12, 1999, amending the License Agreement; and

     WHEREAS, Grantor and Licensee wish to confirm, clarify and modify certain terms of the License Agreement and Amendment No. 1 (collectively referred to as the "Preexisting Agreements");

     NOW THEREFORE, the parties hereto agree as follows:

1.   Definitions; References.
     -----------------------

     Capitalized terms not defined in this Amendment No. 2 shall have the meanings given them in the Preexisting Agreements. References in the Preexisting Agreements and this Amendment No. 2 to the "Agreement" shall refer to the Preexisting Agreements as amended by this Amendment No. 2, and words such as "herein", "hereinafter" or other words of similar import shall likewise be construed as referring to the Preexisting Agreements as amended by this Amendment No. 2.
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2.   Confirmation of Agreement.
     -------------------------

     This Amendment No. 2 amends the Preexisting Agreements. Terms of the Preexisting Agreements not amended by this Amendment No. 2 continue in full force and effect, and are hereby ratified and confirmed by the parties.

3.   Minimum Purchase Requirements.
     -----------------------------

     The Purchase Obligations set forth on Exhibit C of the License Agreement are hereby modified so that Licensee's minimum purchase requirement shall be $125,000 by April 28, 2001 and $175,000 by April 28, 2002, rather than $50,000 and $75,000 for the 1st 6 months and the 2nd 6 months, respectively. In addition, the following sentence is hereby added after the last sentence on Exhibit C: "Grantor shall have no right to enforce, and no action shall accrue in respect of, Licensee's Purchase Obligations until April 28, 2001."

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


GRANTOR:                                        LICENSEE:


DAVID R. MORTENSON & ASSOCIATES                 GENTRY RESOURCES, INC.


/s/ David R. Mortenson                          /s/ Michael Kirsh
-------------------------------                 --------------------------------
By David R. Mortenson                           By Michael Kirsh
  Its General Partner                             Its President


                     Amendment No. 1 to License Agreement
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